UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2018

HERITAGE COMMERCE CORP

(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Almaden Boulevard, San Jose, CA	95113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 947-6900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01                                           Other Events.

On May 4, 2018, pursuant to the Agreement and Plan of Merger and Reorganization, dated as of January 10, 2018 (the “Merger Agreement”), by and among Heritage Commerce Corp, a California corporation (“Heritage”), Heritage Bank of Commerce, a California chartered bank and wholly owned subsidiary of Heritage (“HBC”), United American Bank, a California chartered bank (“United American”), and ATBancorp, an Iowa corporation (“ATBancorp”), United American merged with and into HBC with HBC continuing as the surviving bank (the “Merger”).

Pursuant to the terms of the Merger Agreement, upon completion of the Merger, each outstanding United American common share, no par value per share (“United American Common Stock”), and each common stock equivalent underlying the United American Series D Preferred Stock and Series E Preferred Stock, was converted into the right to receive 2.1644 shares of Heritage common stock, no par value per share (“Heritage Common Stock”).  Each share of the United American Series A Preferred Stock and the Series B Preferred Stock was converted into the right to receive $1,000 cash per share.

As a result of the Merger, Heritage will deliver 2,826,130 shares of Heritage Common Stock to the former holders of United American Common Stock, Series D Preferred Stock, and Series E Preferred Stock, or 6.6% of the outstanding shares of Heritage Common Stock immediately after the Merger.

ATBancorp, a bank holding company headquartered in Dubuque, Iowa owned approximately 83% of United American Common Stock and all of its preferred stock prior to the closing.  Following the Merger, ATBancorp will own approximately 5.4% of the issued and outstanding Heritage Common Stock.

On May 7, 2018 Heritage issued a press release announcing the completion of the Merger. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 7, 2018.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 7, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERITAGE COMMERCE CORP

DATED: May 7, 2018	By:	/s/ Lawrence D. McGovern
Lawrence D. McGovern
Executive Vice President and
Chief Financial Officer